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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 1996

                               SIONIX CORPORATION
             (Exact name of Registrant as specified in its charter)

                                      Utah
                            (State of incorporation)

   2-95626-D                                             87-0428526
Commission File Number:                    (I.R.S. Employer Identification No.)


          5405 Morehouse Drive, Suite 200, San Diego, California 92121
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (619) 622-0200


         5405 Morehouse Drive, Suite 250, San Diego, California, 92121
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)








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Item 5.  Other Events

     On September 27, 1996, at a Special Meeting of the Board of Directors of the Company, the directors authorized and approved the change of the fiscal year end of the Corporation from December 31 to September 30th which change will result in the Corporation filing their Annual Report on Form 10-K for the Fiscal Year Ended September 30, 1996.

Item 7.  Financial Statements and Exhibits

         None.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SIONIX CORPORATION
                                                     A Utah Corporation



Dated: October 21, 1996                          By: /S/ Jack F. Moorehead
                                                 --------------------------
                                                 Name: Jack F. Moorehead
                                                 Title:   President



Dated: October 21, 1996                          By: /S/ S. Donna Friedman
                                                 -------------------------
                                                 Name:  S. Donna Friedman
                                                 Title:   Secretary